SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 4, 2002


                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          0-27148                            13-3690261
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(State or Other                 (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                     Identification
Incorporation)                                                             No.)


                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)


                                  (732)544-0155
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 5.   Other Events and Regulation FD Disclosure.

Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release) relating to the Company's intent to offer senior secured notes.



ITEM 7.   Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit           Description
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99.1              Press Release issued February 4, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW WORLD RESTAURANT GROUP, INC.



                                            BY:  /s/ Jerold Novack
                                                 ------------------------------
                                                 Name: Jerold E. Novack
                                                 Title: Chief Financial Officer

Date:  February 4, 2002


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                                                                    Exhibit 99.1


             NEW WORLD TO OFFER $155 MILLION OF SENIOR SECURED NOTES

     EATONTOWN, NJ (2/4/02) - New World Restaurant Group, Inc. (OTC: NWCI.OB) today announced that, subject to market and other conditions, it intends to offer approximately $155 million of senior secured notes due 2009. The Company expects to use the net proceeds of the offering to refinance existing indebtedness.

     The offering will be made by means of an offering memorandum to qualified institutional buyers or to institutional accredited investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act and applicable state securities laws or applicable exemptions from registration requirements. New World will file a registration statement for the resale of the notes within 90 days after the closing of the transaction.

     This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135(c) of the Securities Act.

     New World is a leading company in the 'fast/quick casual' sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 2, 2001, the Company's retail system consisted of 494 company-owned stores and 294 franchised and licensed stores. The Company also operates three dough production facilities and one coffee roasting plant.

                                 [Picture here]

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private


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Securities Litigation Reform Act of 1995. The words "forecast," "estimate,"
"project," "intend," "expect," "should," "would" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.


CONTACTS:
General Media: At New World -- Stacie Lange, (303) 568-8126
Financial media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net